`                                                                   EXHIBIT 99.1

















                                    COMCOR-TV
                       SUMMARIZED FINANCIAL OPERATING PLAN
                                   2002 - 2003

THE MANAGEMENT OF COMCOR-TV ("CCTV") HAS PREPARED CERTAIN PROJECTIONS OF CCTV'S FUTURE FINANCIAL PERFORMANCE (THE "PROJECTIONS"). THE PROJECTIONS ARE UNAUDITED AND WERE NOT PREPARED WITH A VIEW TOWARD COMPLYING WITH EITHER THE PUBLISHED GUIDELINES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION REGARDING PROJECTIONS OR FORECASTS OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS' GUIDE FOR PROSPECTIVE FINANCIAL STATEMENTS, OR THE GUIDELINES, PRONOUNCEMENTS, OR REQUIREMENTS OF ANY OTHER REGULATORY OR PROFESSIONAL BODY OR ORGANIZATION.

NEITHER THE INDEPENDENT AUDITORS OF CCTV, NOR ANY OTHER ADVISOR TO CCTV HAS COMPILED, EXAMINED OR APPLIED AGREED-UPON PROCEDURES TO THE PROJECTIONS OR ASSESSED THE ASSUMPTIONS ON WHICH THEY ARE BASED OR EXPRESSED ANY OPINION OR ANY FORM OF ASSURANCE WITH RESPECT THERETO. THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, WERE BASED UPON MANAGEMENT'S JUDGMENTS UTILIZING A NUMBER OF INTERNAL SOURCES, INCLUDING HISTORICAL FINANCIAL INFORMATION, ANNUAL PLANS, STRATEGIC PLANS AND OTHER BUSINESS PLANS AND INCLUDE VARIOUS ESTIMATES AND ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT POLITICAL, ECONOMIC, BUSINESS AND COMPETITIVE UNCERTAINTIES, CONTINGENCIES, AND RISKS, ALL OF WHICH ARE DIFFICULT TO QUANTIFY AND MANY OF WHICH ARE BEYOND THE CONTROL OF CCTV.

CHANGES IN THE ASSUMPTIONS UNDERLYING THE PROJECTIONS OR CHANGES IN THE ECONOMIC, POLITICAL, LEGAL OR OTHER CONDITIONS AFFECTING INVESTMENTS IN THE RUSSIAN CABLE INDUSTRY COULD MATERIALLY AND ADVERSELY AFFECT CCTV'S ACTUAL RESULTS. ACCORDINGLY, CCTV'S FUTURE FINANCIAL PERFORMANCE MAY VARY FROM THE PROJECTIONS, POSSIBLY BY MATERIAL AMOUNTS. ALTHOUGH THE PROJECTED FINANCIAL INFORMATION HAS BEEN PREPARED IN GOOD FAITH AND IS BASED UPON ASSUMPTIONS BELIEVED BY THE MANAGEMENT TO BE REASONABLE, THE PROJECTIONS SHOULD NOT BE REGARDED AS A REPRESENTATION BY ANY PERSON THAT THESE RESULTS WILL BE ACHIEVED. MOREOVER, CCTV DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING OR DEVELOPMENTS OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

                                EXECUTIVE SUMMARY
                                    COMCOR-TV
                            FINANCIAL OPERATING PLAN
                                    2002/2003

1. Overview of CCTV's Operations in 2002-2003


Assuming the consummation of the acquisition of CCTV's shares by Andersen Group, Inc., CCTV expects to receive further charter capital contributions from its current shareholders, totaling approximately $12.2 million in cash and $17.4 million in the form of assets, including (i) the cable TV and Internet network covering 89,000 homes which is currently leased to CCTV by COMCOR and (ii) an increased equity ownership of the Open Joint-Stock Company, Institute for Automated Systems ("IAS"), from 19% to 43.5%.


The main objectives of CCTV in 2002 will be as follows:
o   Construction of networks to cover 190,000 homes.
o Increasing sales of services up to the level specified herein, with network subscribers reaching 78,000.
o Implementation of new services, including telephony, to enhance the demand for network services and increase average revenue per subscriber.
o   Improvement of the services to reduce the rate of deactivated services.

CCTV estimates that it will have approximately 174,000 subscribers by the end of 2003, which would represent 62% of the homes passed.


Based upon current revenue indicators, CCTV estimates that total revenue in 2002, including revenue from sales of equipment, will be $3.8 million, and its net loss will be $6.2 million. Based upon current revenue indicators, CCTV estimates that total revenue in 2003 will be $12.3 million, while its net loss will be $ 3.3 million. Although there can be no assurance, if CCTV achieves these financial metrics, the monthly EBITDA will be positive on or about June 2003. The cash on hand at the end of 2002 is estimated to be $2.6 million, and $1.6 million at the end of 2003.

CCTV anticipates that approximately 54,000 families in the Central and the South Administrative Regions will become CCTV subscribers during 2002, out of which CCTV estimates approximately 49,000 will reside in Khamovniki and Chertanovo. By the end of 2002, CCTV expects the penetration rate in these districts to reach 55%.


Take up rate is expected to reach the  following levels in 2002:
o   400 sales of broadcasting services per day;
o   40 sales of pay-TV services per day;
o   50 sales of Internet-service per day.

CCTV estimates that the total number of pay-TV subscribers will reach 6,700 by the end of 2002, which would represent 9% of the total number of its subscribers. CCTV estimates that the number of pay-TV subscribers in Khamovniki and Chertanovo will reach 4,500 by the end of 2002, which would represent 6% of the total number of its subscribers residing in these areas.

By the end of 2003, CCTV estimates that there will be 17,400 subscribers to pay-TV, which would represent 10% of the total number of its subscribers.

CCTV estimates that the total number of Internet-service subscribers (using cable modems for Internet access) will reach 10,000 by the end of 2002, which would represent 13% of the total number of its subscribers. CCTV estimates that the total number of Internet-service subscribers (using cable modems for Internet access) will reach 22,500 by the end of 2003, or 13% of the total number of its subscribers.

CCTV intends to launch the "Home Video" service in September 2002. Based upon its analysis of this market, CCTV believes that approximately 80% of CCTV's pay-TV subscribers would order films on a "pay per view" basis once per month.

Starting in July 2002, CCTV expects up to 860 subscribers will use its telephony services for an average monthly payment of $12. In 2003, CCTV expects the number of telephone subscribers to grow to 1,400 at an average monthly payment of $23.

In addition to the individual connection of Internet subscribers through the regular cable modems, an important feature of CCTV's future Internet services will be to provide group connectivity to subscribers utilizing modems or Ethernet access nodes over Ethernet twisted pair. Such programs will allow CCTV to connect over 6,800 additional Internet subscribers throughout the districts of Moscow in 2002. During 2002, CCTV expects to spend $1.3 million on new network construction and acquisition of existing networks. CCTV believes that this investment will allow its network to reach approximately 17,000 Internet users by the end of 2002. By the end of 2003, CCTV expects the number of local home network subscribers will be approximately 16,500, with the total of the subscribers to the Internet services reaching 39,000.


CCTV expects to deploy large-scale cable networks construction in Central administrative region (the "CAR") of Moscow in 2002. The network for 190,000 homes will be constructed in the CAR. Coaxial access networks will be constructed in the CAR, which will be connected to MFON secondary nodes. CCTV estimates that the cost of construction will be approximately $59 per household.

Forward Looking Statements

Certain sections of this Financial Operating Plan contain various forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the expectations or beliefs concerning future events of Andersen Group, Inc. and CCTV, its indirectly owned affiliate.

Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "believes," "plans," "anticipates," "estimates," "expects" or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, which may be provided by Andersen Group, Inc.'s or CCTV's management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about CCTV, economic and market factors and the industry in which CCTV does business, among other things. These statements are not guarantees of future performance and neither Andersen Group, Inc. or CCTV undertakes any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. Factors that could cause CCTV's actual performance and future events and actions to differ materially from such forward-looking statements, include, but are not limited to those discussed in the Andersen Group, Inc.'s Annual Report on Form 10-K.

                                                         COMCOR-TV FOP 2002-2003
                                                                SUMMARY
----------------------------------------------------------------------------------------
Financial Summary         Jan          Feb        Mar       Apr       May         Jun
----------------------------------------------------------------------------------------
INCOME STATEMENT
Net Revenues              141,471    148,385     145,855    147,053   125,591    128,168
Service revenues           87,991     97,337     104,326    109,334   107,056    106,661
Broadcasting               25,978     27,323      28,695     29,263    28,358     28,176
Pay TV                     11,488     12,374      12,545     13,250    13,308     13,117
Broadband Internet         50,525     57,640      63,086     66,822    65,390     65,368
Telephony                       0          0           0          0         0          0
Equipment Sales            53,479     51,049      41,530     37,718    18,535     21,507

Gross margin                 -46%       -34%        -31%       -25%      -32%       -19%

EBITDA                   -268,587   -260,538    -265,208   -228,872  -240,035    -235,47

EBITDA Margin               -334%      -294%       -309%      -265%     -325%      -325%

EBIT                     -388,629   -380,580    -385,372   -349,233  -360,511   -356,320
EBIT margin                 -275%      -256%       -264%      -237%     -287%      -278%

Net Income               -372,646   -365,754    -377,065   -343,812  -356,536   -341,816

SUBSCRIBER BASE
Homes passed               89,076     89,076      89,076     89,076    89,076     89,076
Broadcasting custom        24,020     25,872      27,796     29,431    30,404     31,395
Pay TV Subscribers          2,146      2,436       2,613      2,678     2,693      2,702
Pay TV Penetration           2.4%       2.7%        2.9%       3.0%      3.0%       3.0%
Cable Modem Subs            2,337      2,739       2,886      3,113     3,254      3,417
Cable Modem Penetra          2.6%       3.1%        3.2%       3.5%      3.7%       3.8%
Telephony                        0         0           0          0         0          0
Telephony Penetration
ARPU
Broadcasting fee              1.0        1.0         1.0        0.9       0.9        0.8
Pay TV                        5.5        5.4         5.0        5.0       5.0        4.9
Blended ARPU                  3.2        3.3         3.2        3.2       3.0        2.9
Internet                       23         23          22         22        21         20
Telephony                                                         0         0          0

                                                         COMCOR-TV FOP 2002-2003
                                                                SUMMARY
----------------------------------------------------------------------------------------------------
Financial Summary           Jul      Aug        Sep        Oct        Nov          Dec    Total 2002
----------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net Revenues              137,470    152,837     216,461    371,572   464,328    586,381   2,765,572
Service revenues          113,466    123,655     151,057    201,004   258,513    323,602   1,784,003
Broadcasting               31,632     33,599      35,880     39,300    44,430     51,405     404,040
Pay TV                     14,159     14,832      17,549     23,078    27,580     33,592     206,872
Broadband Internet         67,676     75,224      93,327    122,521   164,323    211,603   1,103,505
Telephony                       0          0       4,299     16,105    22,179     27,001      69,585
Equipment Sales            24,004     29,182      65,404    170,568   205,816    262,779     981,569

Gross margin                 -38%       -71%        -74%       -27%      -20%       -10%        -30%

EBITDA                   -284,317   -359,202    -463,854   -438,425  -450,287   -488,764  -3,983,565

EBITDA Margin               -385%      -423%       -373%      -211%     -173%      -143%       -252%

EBIT                     -465,687   -546,008    -658,567   -647,951  -674,582   -726,644  -5,940,086
EBIT margin                 -339%      -357%       -304%      -174%     -145%      -124%       -215%

Net Income               -450,259   -532,780    -648,199   -632,523  -659,154   -711,216  -5,791,761

SUBSCRIBER BASE
Homes passed               91,676    102,976     117,976    149,976   187,976    225,976
Broadcasting custom        33,365     35,485      38,025     42,285    48,155     56,095
Pay TV Subscribers          2,832      2,982       3,242      3,782     4,512      5,472
Pay TV Penetration           3.1%       2.9%        2.7%       2.5%      2.4%       2.4%
Cable Modem Subs            3,547      3,747       4,147      4,947     6,047      7,547
Cable Modem Penetra          3.9%       3.6%        3.5%       3.3%      3.2%       3.3%
Telephony                       0          0          47        240       472        717
Telephony Penetration                              0.04%      0.16%     0.25%      0.32%
ARPU
Broadcasting fee              0.9        0.9         0.9        0.9       0.9        0.9
Pay TV                        5.1        5.1         5.6        6.6       6.7        6.7
Blended ARPU                  2.9        3.0         3.3        3.8       4.2        4.5
Internet                       19         21          22         21        22         22
Telephony                       0          0          12         12        12         12


                                                         COMCOR-TV FOP 2002-2003
                                                                SUMMARY
----------------------------------------------------------------------------------------
Financial Summary         Jan          Feb        Mar       Apr       May         Jun
----------------------------------------------------------------------------------------

INCOME STATEMENT
Net Revenues              565,569    668,133     754,375    804,147   824,097    828,301
Service revenues          379,141    456,339     545,445    629,995   691,799    735,600
Broadcasting               65,567     74,797      85,102     94,677   102,527    107,627
Pay TV                     50,973     68,371     81,604      92,496   102,475    108,416
Broadband Internet        230,612    274,442     335,753    396,987   438,153    468,971
Telephony                  31,989     38,730      42,986     45,834    48,644     50,586
Equipment Sales           186,428    211,794     208,930    174,153   132,298     92,701

Gross margin                  -5%         5%         13%        20%       29%        36%

EBITDA                   ########  #########  ##########  ######### ########     -66,759

EBITDA Margin               -129%      -119%        -84%       -67%      -31%       -13%

EBIT                     ######## ########## ########### ########## #########   ########
EBIT margin                 -112%      -103%        -83%       -72%      -50%       -40%

Net Income               ########  #########  ##########  #########  ########   ########

SUBSCRIBER BASE
Homes passed              263,976    280,976     280,976    280,976   280,976    280,976
Broadcasting custom        63,205     72,495      81,545     89,545    95,545     98,645
Pay TV Subscribers          6,362     7,532        8,632      9,632    10,332     10,732
Pay TV Penetration           2.4%       2.7%        3.1%       3.4%      3.7%       3.8%
Cable Modem Subs            8,847     10,347      11,847     13,247    14,147     14,747
Cable Modem Penetra          3.4%       3.7%        4.2%       4.7%      5.0%       5.2%
Telephony                   1,014      1,205       1,271      1,337     1,403      1,411
Telephony Penetration       0.38%      0.43%       0.45%      0.48%     0.50%      0.50%
ARPU
Broadcasting fee              1.0        1.0         1.0        1.0       1.0        1.0
Pay TV                        8.6        9.8        10.1       10.1      10.3       10.3
Blended ARPU                  4.8        5.0         5.2        5.4       5.4        5.5
Internet                       21         21          21         21        20         20
Telephony                      24         23          22         22        22         22

                                                         COMCOR-TV FOP 2002-2003
                                                                SUMMARY
----------------------------------------------------------------------------------------------------
Financial Summary           Jul      Aug        Sep        Oct        Nov          Dec    Total 2003
----------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net Revenues              864,749    932,553 ########## ##########  #########   #######  ##########
Service revenues          779,118    820,565     869,544    924,231 ########    #######    8,933,041
Broadcasting              110,627    113,727     118,227    125,127   133,852    143,177   1,275,034
Pay TV                    112,787    116,323     121,157    130,175   141,554    154,907   1,281,237
Broadband Internet        504,000    537,679     575,965    612,856   675,014    734,045   5,784,478
Telephony                  51,704     52,835      54,195     56,073    58,312     60,403     592,292
Equipment Sales            85,631    111,989     151,155    208,739   211,646    215,830   1,991,292

Gross margin                  39%        39%         39%        39%       41%        43%         31%

EBITDA                    -14,833      4,927      22,669     34,610   91,143      88,109    ########

EBITDA Margin                 -3%         1%          3%         5%       11%        10%        -22%

EBIT                      ####### #########  ########## ########## #########    ########  #########
EBIT margin                  -32%       -28%        -24%       -21%      -15%       -14%        -43%

Net Income               ######## ######### ########### #########   ########    #######  ##########

SUBSCRIBER BASE
Homes passed              280,976    280,976     280,976    280,976   280,976    280,976     208,976
Broadcasting custom       100,845    104,085     108,685    116,035   123,785    132,185
Pay TV Subscribers         11,032     11,492      12,192     13,342    14,542     15,842
Pay TV Penetration           3.9%       4.1%        4.3%       4.7%      5.2%       5.6%
Cable Modem Subs           15,197     15,847      16,847     18,247    19,747     21,247
Cable Modem Penetra          5.4%       5.6%        6.0%       6.5%      7.0%       7.6%
Telephony                   1,419      1,427       1,444      1,478     1,512      1,529
Telephony Penetration       0.50%      0.51%       0.51%      0.53%     0.54%      0.54%
ARPU
Broadcasting fee              1.0        1.0         1.0        1.0       1.0        1.0
Pay TV                       10.4       10.3        10.2       10.2      10.2       10.2
Blended ARPU                  5.6        5.7         5.8        5.8       5.9        5.9
Internet                       20         21          21         20        20         21
Telephony                      21         21          21         21        21         21


                                                      COMCOR-TV FOP 2002-2003
                                                            ASSUMPTIONS

------------------------------------------------------------------------------------------------------------------------------------
Key Business Plan Assumptions 2002   Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct     Nov     Dec
------------------------------------------------------------------------------------------------------------------------------------
Homes passed - new                        0       0       0       0       0       0   2,600   11,300  15,000  32,000  38,000  38,000
Total Homes passed                   89,076  89,076  89,076  89,076  89,076  89,076  91,676  102,976 117,976 149,976 187,976 225,976
Growth Rate                                      0%      0%      0%      0%      0%      3%      12%     15%     27%     25%     20%
Revenues
Internet
Internet penetration                     3%      3%      3%      3%      4%      4%      4%       4%      4%      3%      3%      3%
Product Mix of Gross Adds
Economy                                  9%      6%      4%      7%      5%      2%     10%      10%     10%     35%     47%     49%
Express                                  2%      1%      2%      3%      1%      4%      3%       3%      3%      7%      7%      7%
Special                                 61%     69%     78%     79%     70%     80%     75%      75%     75%     40%     28%     26%
Business                                 1%      1%      1%      0%      1%      1%      1%       1%      1%      2%      2%      2%
Virtual Port                            27%     23%     15%     11%     22%     13%     11%      10%     10%      7%      7%      7%
Russian Unlimit                                                                          0%       1%      1%      9%      9%      9%
Sum                                    100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
check                                  100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
Gaming (% internet subs)                                                                 0%       5%      5%      7%     10%     10%
Internal traffic                                                                         0%       3%      5%      7%     15%     20%
  (% internet subs)
FTP (% internet subs)                                                                    0%      10%     10%     15%     20%     20%
Tariffs
Economy                               $23.8   $23.8   $23.8   $23.8   $23.8   $23.8   $23.8    $23.8   $23.8   $23.8   $23.8   $23.8
Express                                 $35  $35.24  $35.24  $35.24  $35.24  $35.24  $35.24   $35.24  $35.24  $35.24  $35.24  $35.24
Special                               $11.9   $11.9   $11.9   $11.9   $11.9   $11.9   $11.9    $11.9   $11.9   $11.9   $11.9   $11.9
Business                                $61     $61     $61     $61     $61     $61     $61      $61     $61     $61     $61     $61
Virtual Port                            $14     $14     $14     $14     $14     $14     $14      $14     $14     $14     $14     $14
Russian Unlimit                                                                                  $30     $30     $30     $30     $30
Average monthly payments HL                                                     $16     $16      $16     $16     $16     $16     $16
Connection fee HL                                                               $58     $58      $58     $58     $58     $58     $58
Gaming                                                                                 $3.0     $3.0    $3.0    $3.0    $3.0    $3.0
Internal traffic                                                                       $2.5     $2.5    $2.5    $2.5    $2.5    $2.5
FTP                                                                                   $1.25    $1.25   $1.25   $1.25   $1.25   $1.25
Installation charge CPE
Cable modem sale price                  $91     $91     $91     $91     $91     $91     $91      $91     $91     $91     $91     $91
Cable modem cost                        $83     $83    $83     $83   $74.17  $74.17  $74.17   $74.17  $74.17  $74.17  $74.17  $74.17
Revenues
CATV
Total  Penetration                      29%     32%     34%     36%     37%     38%     39%      37%     35%     31%     28%     27%
Pay TV penetration                     2.4%    2.7%    2.9%    3.0%    3.0%    3.0%    3.1%     2.9%    2.7%    2.5%    2.4%    2.4%
Product Mix for Gross Adds
Broadcasting customers                  93%     86%     90%     92%     93%     91%     94%      93%     91%     89%     89%     89%
Sozvezdie (24 channels)                3.1%    8.3%    5.1%    4.8%    3.6%    4.9%    3.8%     4.6%      6%      7%      7%      7%
Planeta (17 channels)                  3.4%    5.5%    4.5%    2.8%    3.4%    3.7%    2.4%     2.0%      3%      5%      5%      4%
sum                                    100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
Additional pay TV services
  (as % of gross PAY TV adds)
Adult                                   57%     39%     48%     45%     45%     45%     45%      45%     45%     45%     45%     45%
Education channel                                                                                         5%      5%      5%      5%

Connection Fee                        $5.45   $6.06   $5.62    $6.5    $6.0      $7      $7       $7      $7      $7      $7      $7
Broadcasting customers fee            $1.01   $1.00   $0.98   $0.94    $0.9    $0.8    $0.9     $0.9    $0.9    $0.9    $0.9    $0.9
Sozvezdie                             $6.92   $6.36   $5.79   $6.01   $6.05    $6.0    $6.0     $6.0    $6.0    $6.0    $6.0    $6.0
Planeta                               $4.89   $4.74   $4.00   $4.52   $4.55   $4.59      $5       $5      $5      $5      $5      $5
Adult                                 $2.38   $2.38   $2.38   $2.11   $1.99   $1.92   $2.38    $2.38   $2.38   $2.38   $2.38   $2.38
Education channel                                                                                        $10     $10     $10     $10
Home video                                                                                                     $0.97   $0.95   $0.97
Movie channel take rate                                                                                           7%     10%     13%
Monthly Movie Channel                                                                                             $3      $3      $3
  subscriptioin fee
Installation charge
STB sale price                          $79     $79     $79     $79     $79     $79     $79      $79     $58     $58     $58     $58
STB cost to CCTV                     $78.35  $78.35  $78.35  $78.35  $78.35  $78.35  $78.35   $78.35   $56.7   $56.7   $56.7   $56.7
Materials for connection              $6.55   $6.13   $7.02   $8.61      $6      $6      $6       $6      $6      $6      $6      $6
Digital STB  price                                                                             $ -      $ -     $ -     $ -     $ -
Digital STB cost to CCTV                                                                       $ -      $ -     $ -     $ -     $ -

                                                      COMCOR-TV FOP 2002-2003
                                                            ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Key Business Plan Assumptions 2002   Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct     Nov     Dec
------------------------------------------------------------------------------------------------------------------------------------
Telephony
Percentage of business clients                                                                            2%      2%      2%      2%
Percentage of residential clients                                                                        98%     98%     98%     98%
Season factor                                                                                            50%    100%    100%    100%
Business clients
Penetration in new zone                                                                                   4%      4%      4%      4%
Penetration in old zone                                                                                 0.2%    0.3%    0.3%    0.3%
Average number of ports per                                                                                3       3       3       3
  one business subscriber
Residential clients
Penetration in new zone                                                                                 0.4%    0.4%    0.4%    0.4%
Penetration in old zone                                                                                0.02%   0.03%   0.03%   0.03%
Installation of IP VPN 64 Kb/s                                                                           $50     $50     $50     $50
Monthly fee for IP VPN 64 Kb/s                                                                            $5      $5      $5      $5
Monthly volume of traffic (min)                                                                          500     500     500     500
  local/intercity/international
Long distance traffic PIN-code,                                                                       $0.014  $0.014  $0.014  $0.014
  min/month
Average subscribers traffic                                                                           $0.129  $0.129  $0.129  $0.129
  PIN-code
International/Intercity traffic                                                                         0.50    0.50    0.50    0.50
  PIN-code, min/month
Average operator-to-operator
  tariff, PIN-code
Installation of IAS
 - numbers 095
Business clients %
Package "business - city"
  - numbers 095 (Sovintel)
Package "business - federal"
  - number 501
Package "business - payphone"
  - without number
Check
Residential
Package "residential - city"
  - numbers 095
Package "residential - federal"
  - number 501
Package "residential - payphone"
  - without number
Check
Package "business -city"
  - numbers 095 (Sovintel) tariff
Package "business - city"
  - numbers 095(Sovintel) cost
Package "business - federal"
  - number 501 tariff
Package "business - federal"
  - number 501 cost
Package "business - payphone"
  - without number
Package "residential - city"
  - numbers 095 MMT tariff
Package "residential- city"
  - numbers 095 MMT cost
Package "private - federal"
  - number 501 tariff
Package "private - federal"
  - number 501 cost
Package "private - payphone"
  - without number
Monthly fee 095 (Sovintel) tariff
Monthly fee 095 (Sovintel) cost
Monthly fee 501
  (business+residential) tariff
Monthly fee 501
  (business+residential) cost
Monthly fee 095 (MMT) tariff
Monthly fee 095 (MMT)cost
Monthly fee payphone
  (business+residential) tariff
PVC 2048 Mb/s, monthly fee                                                                      $500    $500    $500    $500    $500
Monthly revenue for IAS numbers
Monthly fee for IAS numbers
Long distance traffic business
  subscribers - tariff "Business"
Long distance traffic residential
  subscr.- min.account
Traffic termination
Custom Premises Equipment sale price                                                            $162    $162    $162    $162    $162
Custom Premises Equipment cost price                                                            $160    $160    $160    $160    $160

                                                      COMCOR-TV FOP 2002-2003
                                                            ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Key Business Plan Assumptions 2003   Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct     Nov     Dec
------------------------------------------------------------------------------------------------------------------------------------
Homes passed - new                   38,000  17,000
Total Homes passed                  263,976 280,976 280,976 280,976 280,976 280,976 280,976  280,976 280,976 280,976 280,976 280,976
Growth Rate                             17%      6%
Revenues
Internet
Internet penetration                     3%      4%      4%      5%      5%      5%      5%       6%      6%      6%      7%      8%
Product Mix of Gross Adds
Economy                                 44%     38%     38%     38%     38%     38%     38%      38%     38%     38%     38%     38%
Express                                  7%      7%      7%      7%      7%      7%      7%       7%      7%      7%      7%      7%
Special                                 28%     30%     30%     30%     30%     30%     30%      30%     30%     30%     30%     30%
Business                                 3%      3%      3%      3%      3%      3%      3%       3%      3%      3%      3%      3%
Virtual Port                             7%      9%      9%      9%      9%      9%      9%       9%      9%      9%      9%      9%
Russian Unlimit                         11%     13%     13%     13%     13%     13%     13%      13%     13%     13%     13%     13%
Sum                                    100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
check
Gaming (% internet subs)                15%     15%     15%     15%     10%     10%     10%      15%     15%     10%     15%     15%
Internal traffic                        20%     20%     20%     20%     20%     20%     20%      20%     20%     10%     15%     20%
  (% internet subs)
FTP (% internet subs)                   20%     20%     20%     20%     20%     20%     20%      20%     20%     20%     20%     20%
Tariffs
Economy                               $23.8   $23.8   $23.8   $23.8   $23.8   $23.8   $23.8    $23.8   $23.8   $23.8   $23.8   $23.8
Express                              $35.24  $35.24  $35.24  $35.24  $35.24  $35.24  $35.24   $35.24  $35.24  $35.24  $35.24  $35.24
Special                               $11.9   $11.9   $11.9   $11.9   $11.9   $11.9   $11.9    $11.9   $11.9   $11.9   $11.9   $11.9
Business                                $61     $61     $61     $61     $61     $61     $61      $61     $61     $61     $61     $61
Virtual Port                            $16     $16     $16     $16     $16     $16     $16      $16     $16     $16     $16     $16
Russian Unlimit                         $30     $30     $30     $30     $30     $30     $30      $30     $30     $30     $30     $30
Average monthly payments HL             $16     $16     $16     $16     $16     $16     $16      $16     $16     $16     $16     $16
Connection fee HL                       $58     $58     $58     $58     $58     $58     $58      $58     $58     $58     $58     $58
Gaming                                 $3.0    $3.0    $3.0    $3.0    $3.0    $3.0    $3.0     $3.0    $3.0    $3.0    $3.0    $3.0
Internal traffic                       $2.5    $2.5    $2.5    $2.5    $2.5    $2.5    $2.5     $2.5    $2.5    $2.5    $2.5    $2.5
FTP                                   $1.25   $1.25   $1.25   $1.25   $1.25   $1.25   $1.25    $1.25   $1.25   $1.25   $1.25   $1.25
Installation charge CPE
Cable modem sale price                  $51     $51     $51     $51     $51     $51     $51      $51     $51     $51     $51     $51
Cable modem cost                        $50     $50     $50     $50     $50     $50     $50      $50     $50     $50     $50     $50
Revenues
CATV
Total  Penetration                      26%     28%     32%     35%     38%     39%     40%      41%     43%     46%     49%     53%
Pay TV penetration                     2.4%    2.7%    3.1%    3.4%    3.7%    3.8%    3.9%     4.1%    4.3%    4.7%    5.2%    5.6%
Product Mix for Gross Adds
Broadcasting customers                  89%     89%     89%     89%     90%     89%     88%      88%     87%     86%     87%     87%
Sozvezdie (24 channels)                  7%      7%      7%      7%      6%      7%      7%       7%    7.9%      8%      8%      8%
Planeta (17 channels)                    5%      4%      4%      4%      4%      5%      5%       5%    5.3%      5%      5%      5%
sum                                    100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
Additional pay TV services
  (as % of gross PAY TV adds)
Adult                                   45%     45%     45%     45%     45%     45%     45%      45%     45%     45%     45%     45%
Education channel                        5%      5%      5%      5%      5%      5%      5%       5%      5%      5%      5%      5%

Connection Fee                        $7.00   $7.00   $7.00   $7.00   $7.00   $7.00   $7.00    $7.00   $7.00   $7.00   $7.00   $7.00
Broadcasting customers fee            $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00   $1.00
Sozvezdie                             $8.50   $8.50   $8.50   $8.50   $8.50   $8.50   $8.50    $8.50   $8.50   $8.50   $8.50   $8.50
Planeta                               $6.00   $6.00   $6.00   $6.00   $6.00   $6.00   $6.00    $6.00   $6.00   $6.00   $6.00   $6.00
Adult                                 $5.00   $5.00   $5.00   $5.00   $5.00   $5.00   $5.00    $5.00   $5.00   $5.00   $5.00   $5.00
Education channel                    $10.00  $10.00  $10.00  $10.00  $10.00  $10.00  $10.00   $10.00  $10.00  $10.00  $10.00  $10.00
Home video                            $1.90   $1.74   $1.90   $1.85   $1.90   $1.85   $1.90    $1.90   $1.85   $1.90   $1.85   $1.90
Movie channel take rate                 15%     17%     19%     20%     20%     20%     20%      20%     20%     20%     20%     20%
Monthly Movie Channel                    $3      $3      $3      $3      $3      $3      $3       $3      $3      $3      $3      $3
  subscription fee
Installation charge
STB sale price                       $58.00  $58.00  $58.00  $58.00  $58.00  $58.00  $58.00   $58.00  $58.00  $58.00  $58.00  $58.00
STB cost to CCTV                      $56.7   $56.7   $56.7   $56.7   $56.7   $56.7   $56.7    $56.7   $56.7   $56.7   $56.7   $56.7
  Materials for connection               $6      $6      $6      $6      $6      $6      $6       $6      $6      $6      $6      $6
Digital STB  price
Digital STB cost to CCTV

                                                      COMCOR-TV FOP 2002-2003
                                                            ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Key Business Plan Assumptions 2003   Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct     Nov     Dec
------------------------------------------------------------------------------------------------------------------------------------
Percentage of business clients           2%      2%      2%      2%      2%      2%      2%       2%      2%      2%      2%      2%
Percentage of residential clients       98%     98%     98%     98%     98%     98%     98%      98%     98%     98%     98%     98%
Season factor                          100%    100%    100%    100%    100%     25%     25%      25%     50%    100%    100%    100%
Business clients
Penetration in new zone                  4%      4%      4%      4%      4%      4%      4%       4%      4%      4%      4%      4%
Penetration in old zone                0.3%    0.3%    0.2%    0.2%    0.2%    0.1%    0.1%     0.1%    0.1%    0.1%    0.1%   0.05%
Average number of ports per               3       3       3       3       3       3       3        3       3       3       3       3
  one business subscriber
Residential clients
Penetration in new zone                0.5%    0.5%    0.5%    0.5%    0.5%    0.5%    0.5%     0.5%    0.5%    0.5%    0.5%    0.5%
Penetration in old zone               0.03%   0.03%   0.02%   0.02%   0.02%   0.01%   0.01%     0.01%  0.01%   0.01%   0.01%  0.005%
Installation of IP VPN 64 Kb/s
Monthly fee for IP VPN 64 Kb/s
Monthly volume of traffic (min)
  local/ intercity /international
Long distance traffic PIN-code,
  min/month
Average subscribers traffic          $0.129  $0.129  $0.129  $0.129  $0.129  $0.129  $0.129   $0.129  $0.129  $0.129  $0.129  $0.129
  PIN-code
International/Intercity traffic         0.5     0.5     0.5     0.5     0.5     0.5     0.5      0.5     0.5     0.5     0.5     0.5
  PIN-code, min/month
Average operator-to-operator         $0.069  $0.069  $0.069  $0.069  $0.069  $0.069  $0.069   $0.069  $0.069  $0.069  $0.069  $0.069
  tarriff, PIN-code
Installation of IAS                    $150
  - number 095
Business clients %
Package "business - city"               50%     50%     50%     50%     50%     50%     50%      50%     50%     50%     50%     50%
  - numbers 095 (Sovintel)
Package "business - federal"            40%     40%     40%     40%     40%     40%     40%      40%     40%     40%     40%     40%
  - number 501
Package "business - payphone"           10%     10%     10%     10%     10%     10%     10%      10%     10%     10%     10%     10%
  - without number
Check                                  100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
Residential
Package "residential - city"            40%     40%     40%     40%     40%     40%     40%      40%     40%     40%     40%     40%
  - numbers 095
Package "residential - federal"         50%     50%     50%     50%     50%     50%     50%      50%     50%     50%     50%     50%
  - number 501
Package "residential - payphone"        10%     10%     10%     10%     10%     10%     10%      10%     10%     10%     10%     10%
  - without number
Check                                  100%    100%    100%    100%    100%    100%    100%     100%    100%    100%    100%    100%
Package "business - city"              $230    $230    $230    $230    $230    $230    $230     $230    $230    $230    $230    $230
  - numbers 095 (Sovintel) tarriff
Package "business - city"              $150    $150    $150    $150    $150    $150    $150     $150    $150    $150    $150    $150
  - numbers 095 (Sovintel) cost
Package "business - federal"            $60     $60     $60     $60     $60     $60     $60      $60     $60     $60     $60     $60
  - number 501  tariff
Package "business - federal"            $25     $25     $25     $25     $25     $25     $25      $25     $25     $25     $25     $25
  - number 501 cost
Package "business - payphone"
  - without number
Package "residential - city"           $150    $150    $150    $150    $150    $150    $150     $150    $150    $150    $150    $150
  - numbers 095  MMT tariff
Package "residential - city"           $120    $120    $120    $120    $120    $120    $120     $120    $120    $120    $120    $120
  - numbers 095  MMT cost
Package "private - federal"             $30     $30     $30     $30     $30     $30     $30      $30     $30     $30     $30     $30
  - number 501 tariff
Package "private - federal"             $25     $25     $25     $25     $25     $25     $25      $25     $25     $25     $25     $25
  - number 501 cost
Package "private - payphone"
  - without number
Monthly fee 095 (Sovintel) tariff       $15     $15     $15     $15     $15     $15     $15      $15     $15     $15     $15     $15
Monthly fee 095 (Sovintel) cost         $15     $15     $15     $15     $15     $15     $15      $15     $15     $15     $15     $15
Monthly fee  501                        $10     $10     $10     $10     $10     $10     $10      $10     $10     $10     $10     $10
  (business+residential) tariff
Monthly fee  501                         $5      $5      $5      $5      $5      $5      $5       $5      $5      $5      $5      $5
  (business+residential) cost
Monthly fee 095 (MMT) tariff            $15     $15     $15     $15     $15     $15     $15      $15     $15     $15     $15     $15
Monthly fee 095 (MMT) cost              $10     $10     $10     $10     $10     $10     $10      $10     $10     $10     $10     $10
Monthly fee payphone                     $7      $7      $7      $7      $7      $7      $7       $7      $7      $7      $7      $7
  (business+residential) tariff
PVC 2048 Mb/s, monthly fee             $500    $500    $500    $500    $500    $500    $500     $500    $500    $500    $500    $500
Monthly revenue for IAS numbers         $15     $15     $15     $15     $15     $15     $15      $15     $15     $15     $15     $15
Monthly fee for IAS numbers             $10     $10     $10     $10     $10     $10     $10      $10     $10     $10     $10     $10
Long distance traffic business        $8.53   $8.53   $8.53   $8.53   $8.53   $8.53   $8.53    $8.53   $8.53   $8.53   $8.53   $8.53
  subscribers - tariff "Business"
Long distance traffic                   $11     $11     $11     $11     $11     $11     $11      $11     $11     $11     $11     $11
  residential subscr. -min.accoun
Traffic termination                   $2.47   $2.47   $2.47   $2.47   $2.47   $2.47   $2.47    $2.47   $2.47   $2.47   $2.47   $2.47
Custom Premises Equipment sale price   $122    $122    $122    $122    $122    $122    $122     $122    $122    $122    $122    $122
Custom Premises Equipment cost price   $120    $120    $120    $120    $120    $120    $120     $120    $120    $120    $120    $120

                            ComCar-TV FOP 2002-2003
                                 Balance Sheets

-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Statement                  Jan          Feb           Mar            Apr             May            Jun
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents              1,161,117      863,465       442,367        310,735       1,567,758      1,067,338
Accounts receivable                       29,751       32,026        28,650         24,508          27,299         27,055
Prepaid expenses                          19,640       19,597        16,298         17,502          21,773         25,580
Other current assets                   3,180,023    3,259,886     3,449,072      3,520,292       4,110,565      4,180,717
Inventories                              774,891      766,355       717,640        785,009         818,789      1,164,881

Total current assets                   5,165,422    4,941,330     4,654,028      4,658,046       6,546,184      6,465,569

 Property.Plant & Equipment Cost       1,213,091    1,217,517     1,224,613      1,228,767       1,242,032      1,244,042
 Accumulated Depreciation               -506,982     -537,741      -568,622       -599,700        -630,893       -662,454
 Net Property, Plant & Equipment         706,108      679,776       655,991        629,067         611,139        581,588

Intangible assets                     10,714,000   10,714,000    10,714,000     10,714,000      10,714,000     10,714,000
 Accumulated Amortization             -1,874,950   -1,964,233    -2,053,516     -2,142,800      -2,232,083     -2,321,366
 Net  Intangible assets                8,839,050    8,749,767     8,660,484      8,571,200       8,481,917      8,392,634
 Long-term investment                  2,883,202    2,883,202     2,883,202      2,883,202       2,883,202      2,883,202

Total assets                          17,593,782   17,254,075    16,853,705     16,741,515      18,522,441     18,322,993

 LIABILITIES
 Current Liabilities
 Accounts Payable                        645,757      668,361       682,026        837,616         538,918        567,718
 Accounts Payable to Affiliates
 Notes Payable to Affiliates/Vendor       12,340       17,592        23,983         29,799               0              0
 Current portion of Long Term Debt
 Deferred taxes                        2,077,572    2,056,144     2,034,716      2,013,288       1,991,860      1,970,432
 Accrued  Liabilities                    604,920      604,920       580,920        568,800         568,800        554,800
 Other Current                           305,407      325,026       327,093        180,857         177,933        326,928

 Total Current Liabilities             3,645,996    3,672,043     3,648,738      3,630,361       3,277,512      3,419,879

 Loans                                 2,259,742    2,259,742     2,259,742      2,509,742               0              0
 Long Term Debt to Affiliates
 Total Liabilities                     5,905,738    5,931,785     5,908,480      6,140,103       3,277,512      3,419,879
 Equities
 Paid in capital                      19,976,928   19,976,928    19,976,928     19,976,928      19,976,928     19,976,928
Additional paid-in capital                     0            0             0              0       5,000,053      5,000,053
 Retained Earnings                    -7,916,238   -7,916,238    -7,916,238     -7,916,238      -7,916,238     -7,916,238
 Current   Earnings                     -372,646     -738,400    -1,115,466     -1,459,278      -1,815,813     -2,157,629
 Total Equity                         11,688,044   11,322,290    10,945,225     10,601,413      15,244,930     14,903,114

 Total Liabilities Equity             17,593,782   17,254,075    16,853,705     16,741,516      18,522,442     18,322,993
check                                          0            0             0              0               0              0
------------------------------------------------------------------------------------------------------------------------------------

                             ComCar-TV FOP 2002-2003
                                 Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Statement                  Jul          Aug           Sep            Oct            Nov             Dec
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Current assets                           607,206      556,579       256,588      7,575,889       5,362,741      3,966,433
Cash and cash equivalents                 27,866       28,702        29,563         30,450          31,364         32,305
Accounts receivable                       25,656       25,733        25,811         25,888          25,966         26,044
Prepaid expenses                       4,032,517    3,800,000     3,500,000      3,000,000       2,800,000      2,520,000
Other current assets                   1,026,115    1,033,494     1,091,583        919,590         840,855        752,380
Inventories                            5,719,361    5,444,509     4,903,545     11,551,817       9,060,925      7,297,162

Total current assets                  15,604,360   16,439,488    18,028,598     20,143,168      22,198,868     23,555,337

 Property.Plant & Equipment Cost        -754,542     -852,065      -957,495     -1,077,737      -1,212,748     -1,361,345
 Accumulated Depreciation             14,849,818   15,587,423    17,071,103     19,065,431      20,986,120     22,193,992
 Net Property, Plant & Equipment
                                      10,714,000   10,714,000    10,714,000     10,714,000      10,714,000     10,714,000
Intangible assets                     -2,410,650   -2,499,933    -2,589,216     -2,678,500      -2,767,783     -2,857,066
 Accumulated Amortization              8,303,350    8,214,067     8,124,784      8,035,500       7,946,217      7,856,934
 Net  Intangible assets                6,501,520    6,501,520     6,787,606      6,787,606       6,787,606      6,787,606
 Long-term investment                 35,374,050   35,747,519    36,887,038     45,440,354      44,780,868     44,135,693

Total assets

 LIABILITIES
 Current Liabilities                     596,522      600,000       618,000        636,540         655,636        675,305
 Accounts Payable
 Accounts Payable to Affiliates
  Notes Payable to Affiliates/Vendor           0        2,200         7,260              0               0              0
 Current portion of Long Term Debt
 Deferred taxes                        1,949,004    1,927,576     1,906,148      1,884,720       1,863,292      1,841,864
 Accrued  Liabilities                    556,800      558,800       558,800          2,000           4,000         71,800
 Other Current                           330,000      250,000       250,000        300,000         300,000        300,000

 Total Current Liabilities             3,432,327    3,338,576     3,340,208      2,823,260       2,822,928      2,888,969

 Loans                                         0    1,000,000     2,500,000              0               0              0
 Long Term Debt to Affiliates
 Total Liabilities                     3,432,327    4,338,576     5,840,208      2,823,260       2,822,928      2,888,969
 Equities
 Paid in capital                      19,976,928   19,976,928    19,976,928     19,976,928      19,976,928     19,976,928
Additional paid-in capital            22,488,922   22,488,922    22,775,008     34,977,795      34,977,795     34,977,795
 Retained Earnings                    -7,916,238   -7,916,238    -7,916,238     -7,916,238      -7,916,238     -7,916,238
 Current   Earnings                   -2,607,889   -3,140,669    -3,788,868     -4,421,391      -5,080,545     -5,791,761
 Total Equity                         31,941,724   31,408,943    31,046,830     42,617,095      41,957,941     41,246,724

 Total Liabilities Equity             35,374,050   35,747,520    36,887,038     45,440,355      44,780,869     44,135,694
check                                          0            0             0              0               0              0

                             ComCar-TV FOP 2002-2003
                                 Balance Sheets


------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Statement                   Jan         Feb           Mar            Apr              May          Jun
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents              2,652,935    2,618,809     2,409,878      1,975,065       1,790,998      1,510,160
Accounts receivable                       33,274       34,272        35,300         36,359          37,450         38,574
Prepaid expenses                          26,122       26,200        26,279         26,358          26,437         26,516
Other current assets                   1,500,000      800,000       500,000        300,000         300,000        300,000
Inventories                            1,128,336      976,749       828,213      1,042,873         949,411        894,037

Total current assets                   5,340,667    4,456,030     3,799,670      3,380,655       3,104,295      2,769,286

 Property.Plant & Equipment Cost      24,633,233   25,080,647    25,360,297     25,451,747      25,565,597     25,827,847
 Accumulated Depreciation             -1,522,157   -1,688,521    -1,856,732     -2,025,916      -2,196,269     -2,368,369
 Net Property, Plant & Equipment      23,111,076   23,392,125    23,503,565     23,425,831      23,369,327     23,459,477

Intangible assets                     10,714,000   10,714,000    10,714,000     10,714,000      10,714,000     10,714,000
 Accumulated Amortization             -2,946,350   -3,035,633    -3,124,916     -3,214,200      -3,303,483     -3,392,766
 Net  Intangible assets                7,767,650    7,678,367     7,589,084      7,499,800       7,410,517      7,321,234
 Long-term investment                  6,787,606    6,787,606     6,787,606      6,787,606       6,787,606      6,787,606

Total assets                          43,006,999   42,314,129    41,679,925     41,093,892      40,671,746     40,337,603

 LIABILITIES
 Current Liabilities
 Accounts Payable                        250,000      250,000       250,000        250,000         250,000        250,000
 Accounts Payable to Affiliates
 Notes Payable to Affiliates/Vendors
 Current portion of Long Term Debt
 Deferred taxes                        1,820,436    1,799,008     1,777,580      1,756,152       1,734,724      1,713,296
 Accrued  Liabilities                     10,000       10,000        10,000         10,000          10,000         10,000
 Other Current                           300,000      300,000       300,000        300,000         300,000        300,000

 Total Current Liabilities             2,380,436    2,359,008     2,337,580      2,316,152       2,294,724      2,273,296

 Loans
 Long Term Debt to Affiliates
 Total Liabilities                     2,380,436    2,359,008     2,337,580      2,316,152       2,294,724      2,273,296
 Equities
 Paid in capital                      54,954,723   54,954,723    54,954,723     54,954,723      54,954,723      4,954,723
Additional paid-in capital
 Retained Earnings                     #########  -13,707,999     #########      #########     -13,707,999      #########
 Current   Earnings                     -620,161   -1,291,603    -1,904,380     -2,468,984      -2,869,702     -3,182,417
 Total Equity                         40,626,564   39,955,121    39,342,345     38,777,741      38,377,022     38,064,308

 Total Liabilities Equity             43,007,000   42,314,129    41,679,925     41,093,893      40,671,746     40,337,604

check                                          0            0             0              0               0              0
------------------------------------------------------------------------------------------------------------------------------------

                             ComCar-TV FOP 2002-2003
                                 Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Statement                   Jul          Aug           Sep            Oct            Nov            Dec
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents              1,391,270    1,334,118     1,117,336      1,246,593         939,290        923,315
Accounts receivable                       39,731       40,923        42,150         43,415          44,717         46,059
Prepaid expenses                          26,595       26,675        26,755         26,836          26,916         26,997
Other current assets                     300,000      300,000       300,000        300,000         300,000        300,000
Inventories                              853,257      793,365       703,708        568,816         775,779        626,541

Total current assets                   2,610,854    2,495,081     2,189,949      2,185,659       2,086,702      1,922,912

 Property.Plant & Equipment Cost      25,965,447   26,130,147    26,451,947     26,634,847      26,818,947     27,136,847
 Accumulated Depreciation             -2,541,620   -2,716,148    -2,892,680     -3,070,573      -3,249,832     -3,431,095
 Net Property, Plant & Equipment      23,423,826   23,413,999    23,559,267     23,564,274      23,569,115     23,705,751

Intangible assets                     10,714,000   10,714,000    10,714,000     10,714,000      10,714,000     10,714,000
 Accumulated Amortization             -3,482,050   -3,571,333    -3,660,616     -3,749,900      -3,839,183     -3,928,466
 Net  Intangible assets                7,231,950    7,142,667     7,053,384      6,964,100       6,874,817      6,785,534
 Long-term investment                  6,787,606    6,787,606     6,787,606      6,787,606       6,787,606      6,787,606

Total assets                          40,054,236   39,839,352    39,590,206     39,501,640      39,318,240     39,201,803

 LIABILITIES
 Current Liabilities
 Accounts Payable                        250,000      300,000       300,000        450,000         450,000        450,000
 Accounts Payable to Affiliates
 Notes Payable to Affiliates/Vendors
 Current portion of Long Term Debt
 Deferred taxes                        1,691,868    1,670,440     1,649,012      1,627,584       1,606,156      1,584,728
 Accrued  Liabilities                     10,000       10,000        10,000         10,000          10,000         82,000
 Other Current                           300,000      300,000       300,000        300,000         300,000        300,000

 Total Current Liabilities             2,251,868    2,280,440     2,259,012      2,387,584       2,366,156      2,416,728

 Loans
 Long Term Debt to Affiliates
 Total Liabilities                     2,251,868    2,280,440     2,259,012      2,387,584       2,366,156      2,416,728
 Equities
 Paid in capital                      54,954,723   54,954,723    54,954,723     54,954,723      54,954,723     54,954,723
Additional paid-in capital
 Retained Earnings                     #########    #########     #########      #########       #########      #########
 Current   Earnings                   -3,444,356   -3,687,812    -3,915,530     -4,132,668      -4,294,640     -4,461,650
 Total Equity                         37,802,369   37,558,913    37,331,194     37,114,056      36,952,084     36,785,075

 Total Liabilities Equity             40,054,237   39,839,353    39,590,206     39,501,640      39,318,240     39,201,803

check                                          0            0             0              0               0              0

                            COMCOR-TV FOP 2002-2003
                                INCOME STATEMENT
--------------------------------------------------------------------------------
INCOME STATEMENT                  Jan        Feb      Mar       Apr       May
--------------------------------------------------------------------------------
REVENUES
Broadcasting fees                25,978    27,323    28,695    29,263    28,358
Cable TV                         35,085    32,538    31,292    31,337    23,284
Internet /Data Network           80,407    88,524    85,868    86,452    73,949
Telephony                             0         0         0         0         0
TOTAL REVENUE                   141,471   148,385   145,855   147,053   125,591
Cost of Sales
Cable TV                        108,107   102,272    98,857   101,452    90,332
Internet /Data Network           99,079    96,242    91,590    82,813    75,455
Telephony                             0         0         0         0         0
TOTAL COGS                      207,185   198,514   190,447   184,265   165,788
GROSS Profit                    -65,715   -50,129   -44,591   -37,212   -40,196
Gross Margin                        -46%      -34%      -31%      -25%      -32%
Operating expenses              202,872   210,409   220,617   191,660   199,839
EBIT                           -388,629  -380,580  -385,372  -349,233  -360,511
EBIT margin %                      -275%     -256%     -264%     -237%     -287%
Depreciation and Amortization   120,042   120,042   120,164   120,361   120,476
EBITDA                         -268,587  -260,538  -265,208  -228,872  -240,035
EBITDA margin %                    -334%     -294%     -309%     -265%     -325%
FX                                 -308     1,368     6,808    10,191    14,620
Interest expense                  5,822     5,253     6,391     5,816     2,832
Interest income                     -70       -19       -78
PBT                            -394,074  -387,182  -398,493  -365,240  -377,964
Income Tax                      -21,428   -21,428   -21,428   -21,428   -21,428
NET INCOME (LOSS)              -372,646  -365,754  -377,065  -343,812  -356,536


--------------------------------------------------------------------------------
INCOME STATEMENT                 Jun       Jul       Aug       Sep       Oct
--------------------------------------------------------------------------------
REVENUES
Broadcasting fees               28,176    31,632    33,599    35,880    39,300
Cable TV                        27,561    31,940    34,277    41,673    66,074
Internet /Data Network          72,431    73,898    84,961   124,401   208,134
Telephony                            0         0         0    14,505    58,063
TOTAL REVENUE                  128,168   137,470   152,837   216,461   371,572
Cost of Sales
Cable TV                        89,161   107,819   149,505   224,655   218,377
Internet /Data Network          63,583    81,728   111,327   142,195   211,873
Telephony                            0         0         0    10,396    42,904
TOTAL COGS                     152,744   189,547   260,832   377,246   473,154
GROSS Profit                   -24,576   -52,077  -107,995  -160,785  -101,582
Gross Margin                       -19%      -38%      -71%      -74%      -27%
Operating expenses             210,899   232,239   251,208   303,069   336,843
EBIT                          -356,320  -465,687  -546,008  -658,567  -647,951
EBIT margin %                     -278%     -339%     -357%     -304%     -174%
Depreciation and Amortization  120,844   181,371   186,806   194,713   209,525
EBITDA                        -235,475  -284,317  -359,202  -463,854  -438,425
EBITDA margin %                   -325%     -385%     -423%     -373%     -211%
FX                               6,924     6,000     6,000     6,000     6,000
Interest expense                     0         0     2,200     5,060         0
Interest income
PBT                           -363,244  -471,687  -554,208  -669,627  -653,951
Income Tax                     -21,428   -21,428   -21,428   -21,428   -21,428
NET INCOME (LOSS)             -341,816  -450,259  -532,780  -648,199  -632,523


---------------------------------------------------------------
INCOME STATEMENT                 Nov       Dec     Total 2002
---------------------------------------------------------------
REVENUES
Broadcasting fees               44,430    51,405     404,040
Cable TV                        86,482   112,596     554,141
Internet /Data Network         261,017   342,404   1,582,448
Telephony                       72,399    79,975     224,943
TOTAL REVENUE                  464,328   586,381   2,765,572
Cost of Sales
Cable TV                       249,706   296,255   1,836,497
Internet /Data Network         254,052   290,735   1,600,672
Telephony                       51,898    55,439     160,636
TOTAL COGS                     555,656   642,429   3,597,806
GROSS Profit                   -91,327   -56,049    -832,234
Gross Margin                       -20%      -10%        -30%
Operating expenses             358,960   432,715   3,151,331
EBIT                          -674,582  -726,644  -5,940,086
EBIT margin %                     -145%     -124%       -215%
Depreciation and Amortization  224,295   237,880   1,956,521
EBITDA                        -450,287  -488,764  -3,983,565
EBITDA margin %                   -173%     -143%       -252%
FX                               6,000     6,000      75,603
Interest expense                     0         0      33,375
Interest income                                         -167
PBT                           -680,582  -732,644  -6,048,897
Income Tax                     -21,428   -21,428    -257,136
NET INCOME (LOSS)             -659,154  -711,216  -5,791,761
--------------------------------------------------------------------------------

                            COMCOR-TV FOP 2002-2003
                                INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT                   Jan         Feb          Mar          Apr          May          Jun          Jul
------------------------------------------------------------------------------------------------------------------------
REVENUES
Broadcasting fees                 65,567      74,797       85,102       94,677      102,527      107,627      110,627
Cable TV                         122,459     161,949      171,794      172,896      161,555      139,876      135,507
Internet /Data Network           298,536     362,145      443,756      480,004      500,635      528,992      565,692
Telephony                         79,008      69,242       53,722       56,570       59,380       51,806       52,924
TOTAL REVENUE                    565,569     668,133      754,375      804,147      824,097      828,301      864,749
Cost of Sales
Cable TV                         300,711     325,237      329,741      319,784      295,435      259,761      251,188
Internet /Data Network           218,498     256,117      287,208      285,625      249,597      236,306      241,088
Telephony                         75,642      56,474       39,993       41,680       43,358       35,692       36,425
TOTAL COGS                       594,852     637,828      656,942      647,088      588,390      531,759      528,701
GROSS Profit                     -29,282      30,305       97,433      157,059      235,707      296,543      336,048
Gross Margin                         -5%           5%          13%          20%          29%          36%          39%
Operating expenses               356,211     461,528      468,143      478,624      392,217      363,302      350,881
EBIT                            -635,589    -686,871     -628,204     -580,032     -416,147     -328,142     -277,367
EBIT margin %                      -112%       -103%         -83%         -72%         -50%         -40%         -32%
Depreciation and Amortization    250,095     255,648      257,494      258,468      259,637      261,383      262,534
EBITDA                          -385,493    -431,222     -370,710     -321,565     -156,510      -66,759      -14,833
EBITDA margin %                    -129%       -119%         -84%         -67%         -31%         -13%          -3%
FX                                 6,000       6,000        6,000        6,000        6,000        6,000        6,000
Interest expense                       0
Interest income
PBT                             -641,589    -692,871     -634,204     -586,032     -422,147     -334,142     -283,367
Income Tax                       -21,428     -21,428      -21,428      -21,428      -21,428      -21,428      -21,428
NET INCOME (LOSS)               (620,161)   (671,443)    (612,776)    (564,604)    (400,719)    (312,714)    (261,939)


-----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT                   Aug            Sep            Oct            Nov            Dec         Total 2003
-----------------------------------------------------------------------------------------------------------------------
REVENUES
Broadcasting fees                113,727        118,227        125,127        133,852        143,177       1,275,034
Cable TV                         150,227        170,437        209,685        225,084        245,427       2,066,895
Internet /Data Network           614,544        675,034        736,473        797,517        856,549       6,859,877
Telephony                         54,055         57,001         61,685         63,924         63,209         722,527
TOTAL REVENUE                    932,553      1,020,699      1,132,969      1,220,377      1,308,362      10,924,333
Cost of Sales
Cable TV                         267,263        292,186        333,341        343,025        359,277       3,676,949
Internet /Data Network           259,869        286,221        317,640        327,172        340,385       3,305,725
Telephony                         37,166         39,597         43,521         44,892         43,420         537,861
TOTAL COGS                       564,298        618,003        694,502        715,089        743,082       7,520,535
GROSS Profit                     368,255        402,696        438,467        505,288        565,280       3,403,798
Gross Margin                          39%            39%            39%            41%            43%             31%
Operating expenses               363,328        380,027        403,857        414,145        477,171       4,909,433
EBIT                            -258,884       -243,146       -232,566       -177,400       -182,438      -4,646,786
EBIT margin %                       -28%           -24%           -21%           -15%           -14%            -43%
Depreciation and Amortization    263,811        265,815        267,176        268,543        270,547       3,141,151
EBITDA                             4,927         22,669         34,610         91,143         88,109      -1,505,635
EBITDA margin %                        1%             3%             5%            11%            10%           -22%
FX                                 6,000          6,000          6,000          6,000          6,000          72,000
Interest expense
Interest income
PBT                             -264,884       -249,146       -238,566       -183,400       -188,438      -4,718,786
Income Tax                       -21,428        -21,428        -21,428        -21,428        -21,428        -257,136
NET INCOME (LOSS)               (243,456)      (227,718)      (217,138)      (161,972)      (167,010)     (4,461,650)
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Jan           Feb          Mar           Apr          May
------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    1,184,235     1,161,117     863,465       442,367      310,735
 Net Income                                        -372,646      -365,754    -377,065      -343,812     -356,536
 Add:Depr                                           120,042       120,042     120,164       120,361      120,476
 Change in Assets                                    35,405       -73,560    -133,795      -135,650     -631,115
 Change in Liabilities                              194,080        26,047     -23,305       -18,377     -352,849
 Cash From Operations                               -23,118      -293,225    -414,002      -377,478   -1,220,024
 Cash From Operations Cumulative                    -23,118      -316,343    -730,345    -1,107,823   -2,327,847
CAPITAL INVESTMENT:                                       0         4,427       7,096         4,154       13,264
 Funding
 Capital                                                  0             0           0             0    5,000,053
 Vendor Financing
 Vendor Fin.Repayments                                                             --            --           --
 Loan Repayments                                          0             0           0             0   -2,509,742
 Loans                                                                                      250,000            0
 Subtotal Funding                                         0                         0       250,000    2,490,311
 Cash Flow for Period                               (23,118)     (297,652)   (421,098)     (131,632)   1,257,023
CASH AND CASH EQUIVALENTS, END OF PERIOD          1,161,117       863,465     442,367       310,735    1,567,758


--------------------------------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Jun          Jul          Aug         Sep          Oct
--------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    1,567,758    1,067,338     607,206     556,579      256,588
 Net Income                                        -341,816     -450,259    -532,780    -648,199     -632,523
 Add:Depr                                           120,844      181,371     186,806     194,713      209,525
 Change in Assets                                  -419,806      286,077     224,225     240,973      671,029
 Change in Liabilities                              142,367       12,444     -93,750       1,632     -516,948
 Cash From Operations                              -498,410       29,632    -215,500    -210,881     -268,917
 Cash From Operations Cumulative                 -2,826,257   -2,796,625  -3,012,125  -3,223,006   -3,491,922
CAPITAL INVESTMENT:                                   2,011      489,763     835,127   1,589,110    2,114,570
 Funding
 Capital                                                  0            0           0           0   12,202,787
 Vendor Financing
 Vendor Fin.Repayments                                   --          --           --
 Loan Repayments                                          0            0           0           0   -2,500,000
 Loans                                                    0            0   1,000,000   1,500,000            0
 Subtotal Funding                                         0                1,000,000   1,500,000    9,702,787
 Cash Flow for Period                              (500,421)    -460,131     -50,627    -299,991    7,319,300
CASH AND CASH EQUIVALENTS, END OF PERIOD          1,067,338      607,206     556,579     256,588    7,575,889


-----------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Nov            Dec     Total 2002
-----------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    7,575,889      5,362,741
 Net Income                                        -659,154       -711,216
 Add:Depr                                           224,295        237,880
 Change in Assets                                   277,743        367,457
 Change in Liabilities                                 -332         66,041
 Cash From Operations                              -157,448        -39,838
 Cash From Operations Cumulative                 -3,649,370     -3,689,208
CAPITAL INVESTMENT:                               2,055,700      1,356,469   8,471,691
 Funding
 Capital                                                  0              0  17,202,840
 Vendor Financing
 Vendor Fin.Repayments
 Loan Repayments                                          0              0  (5,009,742)
 Loans                                                    0              0
 Subtotal Funding                                         0              0  14,943,098
 Cash Flow for Period                            (2,213,148)    (1,396,307)
CASH AND CASH EQUIVALENTS, END OF PERIOD          5,362,741      3,966,433
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Jan           Feb           Mar           Apr           May
--------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    3,966,433     2,652,935     2,618,809     2,409,878     1,975,065
 Net Income                                        -620,161      -671,443      -612,776      -564,604      -400,719
 Add:Depr                                           250,095       255,648       257,494       258,468       259,637
 Change in Assets                                   642,997       850,510       447,429       -15,798        92,292
 Change in Liabilities                             -508,533       -21,428       -21,428       -21,428       -21,428
 Cash From Operations                              -235,602       413,288        70,719      -343,362       -70,218
 Cash From Operations Cumulative                   -235,602       177,685       248,404       -94,958      -165,176
CAPITAL INVESTMENT:                               1,077,896       447,414       279,650        91,450       113,850
 Funding
 Capital
 Vendor Financing
 Vendor Fin.Repayments
 Loan Repayments
 Loans
 Subtotal Funding                                         0             0             0             0             0
 Cash Flow for Period                            (1,313,498)      (34,126)     (208,931)     (434,812)     (184,068)
CASH AND CASH EQUIVALENTS, END OF PERIOD          2,652,935     2,618,809     2,409,878     1,975,065     1,790,998


--------------------------------------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Jun           Jul           Aug           Sep          Oct
--------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    1,790,998     1,510,160     1,391,270     1,334,118    1,117,336
 Net Income                                        -312,714      -261,939      -243,456      -227,718     -217,138
 Add:Depr                                           261,383       262,534       263,811       265,815      267,176
 Change in Assets                                    54,171        39,544        58,620        88,349      133,547
 Change in Liabilities                              -21,428       -21,428        28,572       -21,428      128,572
 Cash From Operations                               -18,588        18,711       107,547       105,018      312,157
 Cash From Operations Cumulative                   -183,764      -165,053       -57,505        47,513      359,669
CAPITAL INVESTMENT:                                 262,250       137,600       164,700       321,800      182,900
 Funding
 Capital
 Vendor Financing
 Vendor Fin.Repayments
 Loan Repayments
 Loans
 Subtotal Funding                                         0             0             0             0            0
 Cash Flow for Period                              (280,838)     (118,889)      (57,153)     (216,782)     129,257
CASH AND CASH EQUIVALENTS, END OF PERIOD          1,510,160     1,391,270     1,334,118     1,117,336    1,246,593


--------------------------------------------------------------------------------------
CASH FLOW STATEMENT                                  Nov          Dec      Total 2003
--------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period    1,246,593     939,290
 Net Income                                        -161,972    -167,010
 Add:Depr                                           268,543     270,547
 Change in Assets                                  -208,346     147,816
 Change in Liabilities                              -21,428      50,572
 Cash From Operations                              -123,203     301,925
 Cash From Operations Cumulative                    236,466     538,391
CAPITAL INVESTMENT:                                 184,100     317,900     3,581,510
 Funding
 Capital
 Vendor Financing
 Vendor Fin.Repayments
 Loan Repayments
 Loans
 Subtotal Funding                                         0           0             0
 Cash Flow for Period                              (307,303)    (15,975)
CASH AND CASH EQUIVALENTS, END OF PERIOD            939,290     923,315